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                                                                   Exhibit 99.03

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                -------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4
                -------------------------------------------------

                    Monthly Period:                  3/1/02 to
                                                     3/31/02
                    Distribution Date:               4/10/02
                    Transfer Date:                   4/9/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

    A. Information Regarding the Current Monthly Distribution.
       ------------------------------------------------------

       1. The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                            Class A                     $1.72500
                                            Class B                     $1.87500
                                            CIA Inv. Amt.               $2.69165
                                                                     -----------
                                              Total (Weighted Avg.)     $1.82808

       2. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                            Class A                     $1.72500
                                            Class B                     $1.87500
                                            CIA Inv. Amt.               $2.69165
                                                                    ------------
                                              Total (Weighted Avg.)     $1.82808

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-4
Page 2


      3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                         $0.00000
                                        Class B                         $0.00000
                                        CIA Inv. Amt.                   $0.00000
                                                                  --------------
                                        Total (Weighted Avg.)           $0.00000

 B.   Information Regarding the Performance of the Trust.
      --------------------------------------------------

      1. Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $78,801,257.98
                                        Class B                    $7,102,035.19
                                        CIA Inv. Amt.              $8,981,985.66
                                                                  --------------
                                        Total                     $94,885,278.83

      2. Allocation of Finance Charge Receivables
         ----------------------------------------

         (a1) The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect of the
              Certificates
                                        Class A                    $8,068,426.52
                                        Class B                      $727,174.31
                                        CIA Inv. Amt.                $919,661.59
                                                                  --------------
                                        Total                      $9,715,262.42

         (b1) Principal Funding Investment Proceeds (to Class A)           $0.00
         (b2) Withdrawals from Reserve Account (to Class A)                $0.00
                                                                  --------------
              Class A Available Funds                              $8,068,426.52

         (c1) Principal Funding Investment Proceeds (to Class B)           $0.00
         (c2) Withdrawals from Reserve Account (to Class B)                $0.00
              Class B Available Funds                                $727,174.31

         (d1) Principal Funding Investment Proceeds (to CIA)               $0.00
         (d2) Withdrawals from Reserve Account (to CIA)                    $0.00
              CIA Available Funds                                    $919,661.59

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Page 3                                                             Series 1996-4


    3. Principal Receivable / Investor Percentages
       -------------------------------------------

       (a) The aggregate amount of Principal Receivables
            in the Trust as of 03/31/02                      $32,106,622,264.74


       (b) Invested Amount as of 03/31/02
           (Adjusted Class A Invested Amount during
           Accumulation Period)
                                       Class A                  $500,000,000.00
                                       Class B                   $45,180,000.00
                                       CIA Inv. Amt.             $57,230,000.00
                                                             ------------------
                                       Total                    $602,410,000.00

       (c) The Floating Allocation Percentage:
                                       Class A                            1.509%
                                       Class B                            0.136%
                                       CIA Inv. Amt.                      0.172%
                                                                          -----
                                       Total                              1.817%

       (d) During the Accumulation Period: The Invested
           Amount as of ______ (the last day of the Revolving Period)

                                       Class A                            $0.00
                                       Class B                            $0.00
                                       CIA Inv. Amt.                      $0.00
                                                             ------------------
                                       Total                              $0.00

           (e) The Fixed/Floating Allocation Percentage:
                                       Class A                            1.509%
                                       Class B                            0.136%
                                       CIA Inv. Amt.                      0.172%
                                                                          -----
                                       Total                              1.817%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Page 4                                                             Series 1996-4


     4. Delinquent Balances.
        -------------------
        The aggregate amount of outstanding balances in the
        Accounts which were delinquent as of the end of the day
        on the last day of the Monthly Period

        (a) 30 - 59 days                                                  $465,565,428.46
        (b) 60 - 89 days                                                  $317,975,669.84
        (c) 90 - 119 days                                                 $257,914,850.34
        (d) 120 - 149 days                                                $219,245,901.21
        (e) 150 - 179 days                                                $194,962,306.54
        (f) 180 or more days                                                        $0.00
                                       Total                            $1,455,664,156.39

     5. Monthly Investor Default Amount.
        -------------------------------
        (a) The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during the
            Monthly Period allocable to the Invested Amount
            (the aggregate "Investor Default Amount")
                                       Class A                              $2,742,393.93
                                       Class B                                $247,160.75
                                       CIA Inv. Amt.                          $312,585.66
                                                                              -----------
                                       Total                                $3,302,140.34


     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------
        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the  CIA Inv. Amt.
                                       Class A                                      $0.00
                                       Class B                                      $0.00
                                       CIA Inv. Amt.                                $0.00
                                                                           --------------
                                       Total                                        $0.00

        (b) The amounts set forth in paragraph 6(a) above, per
            $1,000 original certificate principal amount (which
            will have the effect of reducing, pro rata, the
            amount of each Certificateholder's investment)
                                       Class A                                      $0.00
                                       Class B                                      $0.00
                                       CIA Inv. Amt.                                $0.00
                                                                           --------------
                                       Total                                        $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-4
Page 5


        (c)  The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Inv. Amt.

                               Class A                                     $0.00
                               Class B                                     $0.00
                               CIA Inv. Amt.                               $0.00
                                                                      ----------
                               Total                                       $0.00

        (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                               Class A                                     $0.00
                               Class B                                     $0.00
                               CIA Inv. Amt.                               $0.00
                                                                      ----------
                               Total                                       $0.00

     7. Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                               Class A                               $625,000.00
                               Class B                                $56,475.00
                               CIA Inv. Amt.                          $71,537.50
                                                                      ----------
                               Total                                 $753,012.50


     8. Reallocated Principal Collections
        ---------------------------------
             The amount of Reallocated CIA Inv. Amt. and
             Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                               Class B                                     $0.00
                               CIA Inv. Amt.                               $0.00
                                                                           -----
                               Total                                       $0.00

     9. CIA Invested Amount
        -------------------
        (a)  The amount of the CIA Invested Amount as of the
             close of business on the related Distribution
             Date after giving effect to withdrawals,
             deposits and payments to be made in respect of
             the preceding month                                  $57,230,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-4
Page 6


          (b) The Required CIA Invested Amount as of the close
              of business on the related Distribution Date after
              giving effect to withdrawals, deposits and
              payments to be made in respect of the preceding
              month                                               $57,230,000.00

      10. The Pool Factor
          ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                       Class A       1.00000000
                                                       Class B       1.00000000
                                                       Total         1.00000000

      11. The Portfolio Yield
          -------------------
              The Portfolio Yield for the related Monthly Period          12.77%

      12. The Base Rate
          -------------
              The Base Rate for the related Monthly Period                 4.19%


  C   Information Regarding the Principal Funding Account
      ---------------------------------------------------

        1.  Accumulation Period

        (a) Accumulation Period Commencement Date                    06/01/2006

        (b) Accumulation Period Length (months)                               2

        (c) Accumulation Period Factor                                     6.32

        (d) Required Accumulation Factor Number                               8

        (e) Controlled Accumulation Amount                      $301,205,000.00

        (f) Minimum Payment Rate (last 12 months)                         13.63%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-4
Page 7


       2. Principal Funding Account
          -------------------------

          Beginning Balance                                               $0.00
             Plus: Principal Collections for related Monthly Period
                   from Principal Account                                  0.00
             Plus: Interest on Principal Funding Account Balance for
                   related Monthly Period                                  0.00

             Less: Withdrawals to Finance Charge Account                   0.00
             Less: Withdrawals to Distribution Account                     0.00
                                                                       --------
          Ending Balance                                                   0.00

       3. Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                            $0.00

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                   $0.00

                Accumulation Shortfall                                    $0.00
                                                                       --------
                Aggregate Accumulation Shortfalls                         $0.00

       4. Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                            $0.00

          Less: Principal Funding Investment Proceeds                     $0.00
                                                                       --------
                Principal Funding Investment Shortfall                    $0.00
                                                                       --------

 D. Information Regarding the Reserve Account
    -----------------------------------------

       1. Required Reserve Account Analysis
          ---------------------------------

          (a) Required Reserve Account Amount percentage                0.00000%

          (b) Required Reserve Account Amount ($)                         $0.00
              .5% of Invested Amount or other amount
              designated by Transferor)

          (c) Required Reserve Account Balance after effect of            $00.0
              any transfers on the Related Transfer Date

          (d) Reserve Draw Amount transferred to the Finance              $00.0
              Charge Account on the Related Transfer Date

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Page 8                                                             Series 1996-4

    2. Reserve Account Investment Proceeds
       -----------------------------------
       Reserve Account Investment Proceeds transferred to
       the Finance Charge Account on the Related Transfer                 $0.00
       Date

    3. Withdrawals from the Reserve Account
       -----------------------------------
       Total Withdrawals from the Reserve Account transferred
       to the Finance Charge Account on the related Transfer              $0.00
       Date (1 (d) plus 2 above)

    4. The Portfolio Adjusted Yield
       -----------------------------------
       The Portfolio Adjusted Yield for the related Monthly                7.48%
       Period

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                        First USA Bank, National Association
                        as Servicer



                        By: /s/ Tracie Klein
                           --------------------------------
                            Tracie Klein
                            First Vice President